UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):  May 4, 2004




                             CoolSavings, Inc.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)




   Delaware                    000-30199                 36-4462895
---------------               -------------           -----------------
(State or other               (Commission             (IRS Employer
jurisdiction of               File Number)            Identification No.)
incorporation or
organization)




          360 North Michigan Ave., 19th Floor, Chicago, IL 60601
          ------------------------------------------------------
           (Address of principal executive offices and zip code)




    Registrant's telephone number, including area code:  (312) 224-5000



















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


ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 4, 2004, CoolSavings, Inc. issued a press release announcing its results of operations for the period ending, and financial condition as of, March 31, 2004. A copy of that press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

      The information in this Item 12 and Exhibit 99.1 attached hereto are being "furnished" hereunder and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

























































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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COOLSAVINGS, INC.


                                    By:   /s/ David B. Arney
                                          ------------------------
                                          David B. Arney
                                          Chief Financial Officer





Dated:  May 5, 2004

















































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


                                  EXHIBIT INDEX







Exhibit                                                          Page
No.        Item                                                  Number
-------    ----                                                  ------

99.1       Registrant's Press Release dated
           May 4, 2004 (furnished herewith)                      5-8
























































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